UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 6, 2014, XO Group Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter ended September 30, 2014. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On November 4, 2014, the Company determined to exit the Company’s Ijie operations in China by the end of the year.  Cost information regarding such exit will be disclosed once determined.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

In connection with the Company’s exiting of its Ijie operations in China by the end of the year as referred to above in Item 2.05, David Liu, the Company’s Co-Founder and executive officer in charge of Ijie, announced that he would cease to serve as an executive officer of the Company in connection with the exit of those operations.

On November 4, 2014, Ira Carlin resigned from the Company’s Board of Directors and its committees. Mr. Carlin had served as a member of the Company’s Board of Directors since 2006 and as Chair of the Executive Committee, Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(d)

On November 4, 2014, the Board filled the vacancy created by the resignation of Ira Carlin by appointing Diane Irvine to the Board. Ms. Irvine will be a Class I director, which means that she will stand for election at the Company’s 2015 Annual Meeting of Stockholders. Ms. Irvine was also named to the Compensation Committee of the Board and to serve as Chair of that committee.

Diane Irvine serves on the Board of Directors of Yelp Inc. (NYSE: YELP), a user review and local search website. Diane is also a Board member of Rightside Group, Ltd. (NASDAQ: NAME), a leading provider of domain name services, and CafePress Inc. (NASDAQ: PRSS), an e-commerce business. Diane previously served as Chief Executive Officer and President of Blue Nile, Inc., (NASDAQ: NILE), the leading online retailer of diamonds and fine jewelry, from 2008-2011. She joined Blue Nile as Chief Financial Officer in 1999 and also served on Blue Nile’s Board of Directors from 2001–2011. Prior to Blue Nile, Diane was Vice President and Chief Financial Officer of Plum Creek Timber Company, a timberland management and wood products company from 1994-1999. From 1981 to 1994, Diane served in various capacities at Coopers & Lybrand LLP, an international accounting firm, in Chicago and Seattle. As a tax partner, Diane served clients in a variety of industries, including oil & gas, transportation, manufacturing and retail.

Ms. Irvine will participate in the current director compensation arrangements applicable to non-employee directors, as disclosed in the Schedule 14A filed by the Company on April 17, 2014.

The Company entered into its standard form indemnification agreement with Ms. Irvine, which is filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1/A filed on November 10, 1999.

There are no family relationships between Ms. Irvine and any director or executive officer of the Company and she has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Irvine and other persons pursuant to which Ms. Irvine was selected as a director.

On November 6, 2014, the Company issued a press release announcing the Board’s appointment of Ms. Irvine. A copy of the Company’s press release is attached as Exhibit 99.2 hereto, and is incorporated by reference into this report.

Item 7.01	Regulation FD Disclosure.

On November 6, 2014, during the course of the teleconference that the Company will be holding, management will make reference to a financial presentation. The presentation will be available on the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=99931&p=irol-presentations, and is filed herewith as Exhibit 99.3.

The information included in this Current Report on Form 8-K (including Exhibit 99.3 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.3 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

By furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.3. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the United States Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions readers that the presentation attached hereto as Exhibit 99.3 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements as actual events or results could differ materially from the forward-looking statements contained in the presentation. Readers are urged to read the reports and documents filed from time to time by the Company with the SEC for a discussion of important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements. It is routine for the Company’s internal projections and expectations to change as the quarter and year progress, and therefore it should be clearly understood that the internal projections and beliefs upon which the Company bases its expectations may change. Although these expectations may change, the Company is under no obligation to inform the readers if they do or to update the presentation that is attached hereto as Exhibit 99.3.

Item 8.01	Other Events.

On November 4, 2014, Michael Zeisser, a current member of the Board and the Board’s Lead Independent Director, was named to serve on the Nominating and Corporate Governance Committee of the Board, filling the vacancy on that committee created by the resignation of Ira Carlin from the Board. In addition, Diane Irvine was named to serve on and as Chair of the Compensation Committee of the Board, filling the vacancy on that committee created by the resignation of Ira Carlin from the Board. Lastly, the Board dissolved the Executive Committee of the Board.

On November 4, 2014, the Board also approved updated Corporate Governance Guidelines, to strengthen the role and responsibilities of the Lead Independent Director, as well as to document the previously adopted policy for the Company’s Director Common Stock Ownership Guidelines for members of the Board, which is available on the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=99931&p=irol-govHighlights and is filed herewith as Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are included as exhibits to this report:

99.1	Press Release dated November 6, 2014.

99.2	Press Release dated November 6, 2014.

99.3	Investor Presentation by XO Group Inc.

99.4	XO Group Inc. Corporate Governance Guidelines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: November 6, 2014	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated November 6, 2014.

99.2	Press Release dated November 6, 2014.

99.3	Investor Presentation by XO Group Inc.

99.4	XO Group Inc. Corporate Governance Guidelines